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                                                                    EXHIBIT 21.1


                        PAREXEL INTERNATIONAL CORPORATION
                       LIST OF SUBSIDIARIES OF THE COMPANY
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                                                                                             PAREXEL
                                                                                             OWNERSHIP(1)
                                                                                             ------------
Barnett International, LLC, a Delaware limited liability company                                 100%
PAREXEL International Holding Corporation, a Delaware corporation                                100%
PAREXEL International, L.P., a Delaware limited partnership                                      100%
PAREXEL International, LLC, a Delaware limited liability company                                 100%
PAREXEL International Securities Corporation, a Massachusetts corporation                        100%
PAREXEL International Inc., a Delaware corporation                                               100%
PAREXEL Government Services, Inc., a Delaware corporation                                        100%
PAREXEL International Trust, a Massachusetts Business Trust                                      100%
PAREXEL Unternehmens beteiligung GmbH, a corporation organized under                             100%
the laws of Germany
PAREXEL GmbH Independent Pharmaceutical Research Organization, a                                 100%
Corporation organized under the laws of Germany
PAREXEL International Limited, a corporation organized under the laws of the                     100%
United Kingdom
AFB CLINLAB Laborleistungs - Organisationgesellschaft GmbH, a                                    100%
corporation organized under the laws of Germany
PAREXEL International SARL, a corporation organized under the laws of                            100%
France
PAREXELInternational SRL, a corporation organized under the laws of Italy                        100%
PAREXEL International Pty Ltd., a corporation organized under the laws of                        100%
Australia
PAREXEL International S.L., a corporation organized under the laws of Spain                      100%
PAREXEL International Medical Marketing Services, Inc., a                                        100%
Virginia corporation
PAREXEL International (Lansal) Limited, a corporation organized under the                        100%
laws of Israel
Advanced Technology & Informatics, Inc., a Delaware corporation                                  100%
Caspard Consultants, a corporation organized under the laws of France                            100%
Sitebase Clinical Systems, Inc., a Massachusetts corporation                                     100%
PAREXEL S-Cubed Limited, a corporation organized under the laws of the                           100%
United Kingdom
PAREXEL ClinNet Limited, a corporation organized under the laws of the                           100%
United Kingdom
Pharmon, Ltd., a corporation organized under the laws of Liechtenstein                           100%
Rescon, Inc., a Virginia corporation                                                             100%
PAREXEL ETT, S.L., a corporation organized under the laws of Spain                               100%
PAREXEL International KK, a corporation organized under the laws of Japan                        100%
KMI/PAREXEL, LLC., a Delaware limited liability company                                          100%
PAREXEL International Holding BV, a corporation organized under the law of                       100%
the Netherlands
PAREXEL International sp. z.o.o., a corporation organized under the laws of                      100%
Poland
PAREXEL MMS Europe Limited, a corporation organized under the laws of                            100%
the United Kingdom
Genesis Pharma Strategies Ltd., a corporation organized under the laws of the                    100%
United Kingdom
Creative Communications Solutions, Ltd., a corporation organized under the                       100%
laws of the United Kingdom
PPS International Communications Ltd., a corporation organized under the laws                    100%
of the United Kingdom
Pharos Healthcare Communications Ltd., a corporation organized under the                         100%
laws of the United Kingdom
HealthEd Communications, Inc., a Connecticut Corporation                                         100%
Pharos Healthcare Communications, Inc., a Connecticut corporation                                100%
The Center for Bio-Medical Communication, Inc., a New Jersey corporation                         100%
Cambridge Medical Publications Ltd., a corporation organized under the laws                      100%
of the United Kingdom
Til Occam Limited, a corporation organized under the laws of the                                 100%
United Kingdom
Til (Medical) Limited, a corporation organized under the laws of the                             100%
United Kingdom
Mirai B.V., a corporation organized under the laws of the Netherlands                            100%
Logos GmbH, a corporation organized under the laws of Germany                                    100%
Translation GmbH, a corporation organized under the laws of Germany                              75%
Placebo B.V., a corporation organized under the laws of the Netherlands                          100%
PAREXEL Mirai Polska SP z.o.o., a corporation                                                    100%
organized under the laws of Poland
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

                                                                                             PAREXEL
                                                                                             OWNERSHIP(1)
                                                                                             ------------
PAREXEL Mirai Magy Arorszag KFt, a                                                               100%
corporation organized under the laws of Hungary
Medstat Research A/S, a corporation                                                              100%
organized under the laws of Norway
PAREXEL Medstat Baltic A/S, a corporation                                                        100%
organized under the laws of Norway
PAREXEL Medstat Baltic, a corporation                                                            100%
organized under the laws of Lithuania
PAREXEL Medstat Russia A/S, a corporation                                                        100%
organized under the laws of Norway
PAREXEL Medstat A/S, a corporation organized                                                     100%
under the laws of Norway
Echo Medical B.V., a corporation organized                                                       100%
under the laws of the Netherlands
Verum, a European Economic Interest Grouping                                                     67%
formed under the laws of the United Kingdom
PAREXEL Medstat AB, a corporation                                                                100%
organized under the laws of Sweden
PAREXEL International, S.A., a corporation organized under the laws of                           100%
Argentina
Groupe PharMedicom S.A., a corporation organized under the laws of France                        100%
Droit & Pharmacie S.A., a corporation organized under the laws of France                         100%
Biostat SA, a corporation organized under the laws of France                                     100%
Cercles SARL, a corporation organized under the laws of France                                   100%
PAREXEL Biodat GmbH, a corporation organized under the laws of Germany                           100%
PAREXEL Pty. Ltd., a corporation organized under the laws of South Africa                        100%
CEMAF SA, a corporation organized under the laws of France                                       100%
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(1)  Direct and indirect